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                                                                   EXHIBIT 10.11


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of April 8, 2004 (this "Amendment") between MISSION RESOURCES CORPORATION, a Delaware corporation (the "Borrower"); each of the lenders party hereto (the "Lenders"); and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association as administrative agent ("Administrative Agent") for the Lenders.

                                    RECITALS

         A. The Borrower, the Lenders and the Administrative Agent previously entered into that certain Credit Agreement dated as of April 8, 2004 (the "Credit Agreement"), pursuant to which the Lenders agreed to make certain loans to the Borrower upon the terms and conditions as provided therein.

         B. The Borrower and the Lenders desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. A new Section 10.01(p) is added as an Event of Default:

                  (p) The Borrower or any Subsidiary of the Borrower shall
            default under any Hedging Agreement or Hedging Agreements to which the Borrower and/or any Subsidiary and/or Subsidiaries is a party and to which any Lender or any Affiliate of any Lender is a party.

         3. Section 12.04 of the Credit Agreement is revised to add the term "Super Majority Lenders," and as amended reads as follows:

            Section 12.04 Amendments. Etc. Any provision of this Agreement or any Security Instrument may be amended, modified or waived with the Borrower's and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Maximum Revolving Credit Amounts, modifies the Borrowing Base, forgives the principal amount of any Obligations outstanding under this Agreement, releases any guarantor of any Obligations or releases all or substantially all of the collateral, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects Section 2.03(a), this Section 12.04 or Section l2.06(a) or modifies the definition of "Majority Lenders" or "Super Majority Lenders," shall be effective without consent of all Lenders;

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            (ii) no amendment, modification or waiver which increases the
            Maximum Revolving Credit Amount or the Revolving Credit Commitment of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Agent shall be effective without the consent of the Agent.

         4. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         5. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         6. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.



                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

                                          BORROWER:

                                          MISSION RESOURCES CORPORATION


                                          By:        /s/ Ann Kaesermann
                                             -----------------------------------
                                             Ann Kaesermann
                                             Vice President
                                             Accounting and Investor Relations



                                          LENDER AND AGENT:

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                                          By:         /s/ Jeff Dalton
                                             -----------------------------------
                                             Jeff Dalton
                                             Vice President



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